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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     We hereby consent to the use of our report dated January 31, 1996 which is incorporated by reference into the Form S-8 Registration Statement filed on behalf of Micro Bio-Medics, Inc., file #33-46231 and file #33-66726.



                                        MILLER, ELLIN & COMPANY


New York, New York
February 27, 1996